                                                                   Exhibit 23-b

                                CONSENT OF EXPERT

        I consent to the references to me under the headings "Item 1. Business - Environmental Matters" and "Item 3. Legal Proceedings" in the Annual Report on Form 10-K of ArvinMeritor, Inc. ("ArvinMeritor") for the year ended September 30, 2000. I also consent to the incorporation by reference of such references into the following Registration Statements of ArvinMeritor:


        Form          Registration No.      Purpose
        ----          ---------------       -------

        S-8           333-49608             Meritor Automotive, Inc. Savings Plan

        S-8           333-49610             Meritor Automotive, Inc. 1997 Long-Term
                                            Incentives Plan

        S-8           333-42012             Arvin Industries, Inc. Employee Stock
                                            Benefit Plan and 1988 and 1998
                                            Employee Stock Benefit Plans

        S-8           333-42014             Arvin Industries, Inc. Savings Plan and
                                            Employee Savings Plan

        S-3           333-43110             Arvin Industries, Inc. Employee Savings
                                            Plan

        S-3           333-43112             Arvin Industries, Inc. Employee Stock
                                            Benefit Plan

        S-3           333-43116             Arvin Industries, Inc. 1998 Stock Benefit
                                            Plan

        S-3           333-43118             Arvin Industries, Inc. 1988 Stock Benefit
                                            Plan

        S-3           333-43146             Arvin Industries, Inc. Savings Plan



                                         /s/ Vernon G. Baker, II
                                         -----------------------
                                         Vernon G. Baker, II
                                         Senior Vice President, General Counsel
                                         and Secretary of ArvinMeritor, Inc.




Date:  December 21, 2000